                          AMENDMENT TO LOAN DOCUMENTS
                                  AND CONSENT


          THIS AMENDMENT TO LOAN DOCUMENTS AND CONSENT (the "Agreement") is made and entered into as of the 6th day of June, 1997, between HARRY'S FARMER'S MARKET, INC., a Georgia corporation ("Borrower"), PROGRESSIVE FOOD CONCEPTS, INC., (f/k/a HFMI ACQUISITION CORPORATION), a Delaware corporation ("Subordinate Lender"), and CREDITANSTALT BANKVEREIN, an Austrian banking corporation, in its capacity as the lender (the "Lender") and agent (the "Agent") under the Credit Agreement referred to below.



                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Borrower, Lender and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 30, 1994, as amended (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"); and

          WHEREAS, Borrower and Subordinate Lender are parties to that certain Secured Loan Agreement dated as of January 31, 1997 (the "Original Subordinate Loan Agreement"); and

          WHEREAS, Agent and Subordinate Lender are parties to that certain Intercreditor Agreement dated as of January 31, 1997 (as amended, modified, restated or supplemented from time to time, the "Intercreditor Agreement"); and

          WHEREAS, Borrower and Subordinate Lender desire to amend and restate the Original Subordinate Loan Agreement to, among other things, establish a special development credit facility; and

          WHEREAS, in connection with their desire to amend and restate the Original Subordinate Loan Agreement, Borrower and Subordinate Lender have entered into that certain Amended and Restated Secured Loan Agreement, dated of even date herewith (the "New Subordinate Loan Agreement"), the effectiveness of which is conditioned upon the execution and delivery of this Agreement by all parties hereto; and

          WHEREAS, such amendment and restatement requires Lender's consent under the Credit Agreement and certain amendments to the Credit Agreement and Intercreditor Agreement; and

          WHEREAS, Lender is willing to grant such consent, and Agent and Lender are willing to amend the Credit Agreement and Intercreditor Agreement, subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

          2. Borrower and Subordinate Lender each hereby represent and warrant to Agent and Lender that attached hereto as Exhibit A is a true, correct
                                                    ---------
and complete copy of the New Subordinate Credit Agreement.

          3. Borrower, Lender and Agent hereby agree that the Credit Agreement is amended by deleting the definition of "Newco Loan Agreement" in
Section 1.1 and replacing it with the following:

                       "Newco Loan Agreement" shall mean the Amended and
                       --------------------
                  Restated Secured Loan Agreement, dated as of June 6, 1997, between Newco and the Company, as amended, modified or supplemented from time to time.

          4. In accordance with Section 8.7 of the Credit Agreement, Lender hereby consents to the amendment and restatement of the Original Subordinate Credit Agreement on the terms set forth in the New Subordinate Credit Agreement attached hereto as Exhibit A.
                   ---------

          5. Agent and Subordinate Lender hereby agree that the Intercreditor Agreement is amended by deleting the third "WHEREAS" clause on page one thereof and replacing it with the following:

                       WHEREAS, Subordinate Lender has agreed to extend certain
                  financial accommodations to Borrower pursuant to an Amended and Restated Secured Loan Agreement dated as of June 6, 1997 between Subordinate Lender and Borrower (the "Subordinate Loan Agreement"), and has secured the payment of all indebtedness, obligations and liabilities of the Borrower to the Subordinate Lender arising out of the Subordinated Loan Documents (as hereinafter defined), whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint and/or several, arising by operation of law or otherwise (herein collectively called the "Subordinated Debt") by receiving from Borrower and its Subsidiaries (other than RPI) a security interest in substantially all of their respective personal property pursuant to the Subordinate Loan Agreement; and

          6. Agent and Subordinate Lender hereby agree that the Intercreditor Agreement is amended by deleting Section 4 thereof and replacing it with the following:

                  4.   Permitted Transactions.  Notwithstanding anything to the
                       ----------------------
contrary set forth herein:

                       (a) Borrower may make, and Subordinate Lender may accept, the regularly scheduled payments of interest provided for in the Subordinated Loan Agreement and payments of principal with respect to the Special Development Loan (as defined in the Subordinated Loan Agreement), without giving effect to any amendment or modification thereof which would have the effect of increasing any such payment or accelerating the maturity thereof; provided, however, that:
                                             --------  -------

                           (i) No payment may be made by Borrower on account of the interest on the Subordinated Debt or the principal on the Special Development Loan (A) upon the maturity of any Senior Indebtedness of Borrower by lapse of time, acceleration (unless waived) or otherwise, unless and until all principal of, premium, if any, and interest on such Senior Indebtedness are first paid in full (or such payment is duly provided for), or (B) in the event of default in the payment of any principal of, premium, if any, or interest on any Senior Indebtedness of Borrower when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

                           (ii) Upon (A) the happening of an event of default (other than a Payment Default) that permits, or would permit with (w) the passage or time, (x) the giving of notice, (y) the making of any payment of the Subordinated Debt then required to be made, or (z) any combination thereof (collectively, a "Non-Payment Default"), the Agent immediately to accelerate its maturity and (B) written notice of such Non-Payment Default given to Borrower and the Subordinate Lender by the Agent (a "Payment Notice"), then, unless and until such Non-Payment Default has been cured or waived or otherwise has ceased to exist, no payment by set-off or otherwise may be made by or on behalf of Borrower on account of the interest on the Subordinated Debt or the principal on the Special Development Loan. Notwithstanding the foregoing, unless (1) the Senior Indebtedness has been declared due and payable in its entirety within 179 days after the Payment Notice is delivered as set forth above (the "Payment Blockage Period"), and
          (2) such declaration has not been rescinded or waived, at the end of the Payment Blockage Period, Borrower shall be required to pay all sums not paid to the Subordinate Lender during the Payment Blockage Period due to the foregoing prohibitions which were scheduled to be payable

                       (b) The aggregate principal amount of Subordinated Debt may be reduced as a result of Subordinate Lender contributing such Subordinated Debt to the capital of Borrower in payment of the purchase price for shares of Series B Preferred Stock (as such term is defined in the Senior Credit Agreement) issued to Subordinate Lender as contemplated by
          Section 3.9 of the Subordinate Loan Agreement.

          7. Borrower hereby restates, ratifies, and reaffirms each and every term, condition, representation and warranty heretofore made by it or in connection with the execution and delivery of the Credit Agreement, as amended hereby, and the other loan documents executed and/or delivered in connection therewith (the "Loan Documents"), as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement (except to the extent any such representation or warranty relates solely to a prior date).

          8. Subordinate Lender hereby restates, ratifies, and reaffirms each and every term, condition, representation and warranty heretofore made by it under or in connection with the execution and delivery of the Intercreditor Agreement, as amended hereby, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement (except to the extent any such representation or warranty relates solely to a prior date).

          9. Except as expressly amended hereby, the Credit Agreement and Intercreditor Agreement shall be and remain in full force and effect.

          10. Borrower agrees to pay on demand all costs and expenses of Agent and Lender in connection with the preparation, execution, delivery and enforcement of this Agreement and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Agent and Lender.

          11. To induce Agent and Lender to enter into this Agreement, Borrower hereby (i) represents and warrants that, as of the date hereof and after giving effect to the terms hereof, there exists no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) under the Credit Agreement or any of the Loan Documents, and (ii) acknowledges and agrees that no right of offset, defense, counterclaim claim or objection exists in favor of Borrower against Agent or Lender arising out of or with respect to any of the indebtedness evidenced by the Credit Agreement.

          12. Borrower and Subordinate Lender agree to take such further action as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement and Intercreditor Agreement.

          13. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

          14. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal, all as of the date first above written.

                                      BORROWER:

                                      HARRY'S FARMER'S MARKET, INC.



                                      By:  _______________________________
                                           Name:  ________________________
                                           Title: ________________________

                                      Attest:  ___________________________
                                           Name:  ________________________
                                           Title: ________________________

                                           [CORPORATE SEAL]



                                      SUBORDINATE LENDER:

                                      PROGRESSIVE FOOD CONCEPTS, INC.



                                      By:  _______________________________
                                           Name:  ________________________
                                           Title: ________________________

                                      Attest:  ___________________________
                                           Name:  ________________________
                                           Title: ________________________

                                           [CORPORATE SEAL]

                                      LENDER:

                                      CREDITANSTALT-BANKVEREIN



                                      By:  _______________________________
                                           Name:  ________________________
                                           Title: ________________________

                                      And: _______________________________
                                           Name:  ________________________
                                           Title: ________________________


                                      AGENT:

                                      CREDITANSTALT-BANKVEREIN



                                      By:  _______________________________
                                           Name:  ________________________
                                           Title: ________________________

                                      And: _______________________________
                                           Name:  ________________________
                                           Title: ________________________


Acknowledged and Agreed:

MARTHASVILLE TRADING COMPANY


By:         _______________________________
            Name:  ________________________
            Title: ________________________

KARALEA, INC.


By:         _______________________________
            Name:  ________________________
            Title: ________________________